                     FIRST AMENDMENT TO PURCHASE AGREEMENT
                     -------------------------------------

     This FIRST AMENDMENT TO PURCHASE AGREEMENT ("First Amendment") is made and entered into as of the 10th day of January, 2000, by and among DSG, INC., a California corporation ("Seller"), COINLESS SYSTEMS, INC., a Nevada corporation ("CSI"), and AUTOMATIC DATA CAPTURE TECHNOLOGIES, INC., a California corporation ("Buyer")

     In consideration of the mutual promises set forth in this First Amendment, the parties agree as follows:

     I. Facts
        -----
     This First Amendment is entered into based on the following facts:

     A. The parties have entered into a Purchase Agreement dated December 15th, 1999 ("Purchase Agreement"). Capitalized terms used in this First Amendment shall have the same meanings set forth in the Purchase Agreement unless otherwise specifically defined herein.

     B. Dennis W. Sorenson and Janice Sorenson are shareholders of CSI, holding, among others, certificates 15551 and 15552 for 250,000 shares apiece which they are prepared to pledge in connection with the guaranty of certain obligations, as more fully set forth herein.

     C. As contemplated in the Purchase Agreement, diligence has been conducted, exhibits have been prepared and/or provided and other matters have occurred
     D. The parties desire to amend the Purchase Agreement as set forth herein, all other terms of the Purchase Agreement to remain in full force and effect.

     II. Paragraph 13 of the Purchase Agreement is amended to provide that the Closing shall be on January 10, 2000, at the offices of Baker, Olson, LeCroy & Danielian. In addition to the matters set forth in Paragraph 12.A. of the Purchase Agreement, Seller and CSI shall provide Buyer on or before the Closing.

     A. A demand ("Demand") of Winston Financial Group, Inc. ("Winston") for an amount to be paid to Winston whereby Winston will provide a Termination Statement as to Winston's Financing Statement no. 97 10060746 and any other security interest claimed by it in the Assets along with arrangements satisfactory to Buyer by which such Termination Statement can be delivered at or before the Closing to Buyer in exchange for a check for the amount of the Demand. The Demand through January 11, 2000 is $36,638.01

     B. The Guaranty Agreement and the Stock Pledge Agreement in the form of that Guaranty Agreement and that Stock Pledge Agreement attached hereto as Exhibits 22.A. and 22.B. respectively, together with the Stock Certificates referred to in the Stock Pledge Agreement and Assignments thereof with signatures guaranteed, all acceptable to Buyer and all executed by "Guarantor" (as defined in the Guaranty Agreement).

     III. Paragraph 5.A. of the Purchase Agreement is amended to read as follows:

     A. One Hundred Fifty Thousand Dollars ($150,000) to be paid at the Closing as follows:

          (1) an amount equal to the Demand shall be payable to Winston pursuant to Paragraph II.A. to be used only upon delivery by Winston of the

Termination Statement described in such Paragraph II.A. If the Closing is on or before January 11, 2000, the amount will be $36,638.01.

          (2) An amount of $3,435.93 payable to Print-O-Tape to be used (together with such of Seller's own funds as may be necessary) to satisfy in full the Judgment lien of Print-O-Tape against Seller in exchange for the full Satisfaction of Judgment from that entity.

          (3) Seller shall give Buyer a credit in the amount of the Deposits, as set forth in Exhibit 2.A.i. of $14,938.10 in satisfaction of that portion of the $150,000 payment.

          (4) An amount equal to the balance of the $150,000 after the reduction for Paragraphs III.A.(1), (2), and (3). If the Closing is on or before January 11, 2000, such amount will be $94,987.96.

          IV. Paragraph 5.B. of the Purchase Agreement is amended to substitute in place of the last sentence thereof the following: In the event the Escrow Agreement has terminated prior to the final payment of the calendar quarter installments, subsequent calendar quarter installments shall be paid directly to Seller unless there remains outstanding and uncured claims of Buyer pursuant to Paragraph 5.C. of this Purchase Agreement, in which event any such future amounts shall be subject to such uncured claim.

          V. Paragraph 5.C. of the Purchase Agreement is amended to read: "In the event Buyer asserts a claim for indemnity and hold harmless against Seller and/or CSI under this Agreement, Buyer shall so notify Escrow Agent and Seller of such claim and shall give reasonable details of the claim. Seller shall have thirty (30) days to cure any basis for the claim and/or to dispute the claim by notice to Buyer and Escrow Agent. In the absence of notice to Escrow Agent and Buyer of such cure or dispute of claim, Buyer may have the right to (i) offset the amount of such claim against any installment otherwise then due and payable or due and payable in the future under paragraph 5.B. or 5.D. of this Agreement, (ii) direct the Escrow Agent to take any steps relative to the collateral permitted pursuant to the Stock Pledge Agreement; and/or (iii) direct the Escrow Holder to distribute the Escrow Funds to Buyer or as Buyer may otherwise direct. Such offset or direction shall not be a limit on the amount of indemnity and hold harmless obligation of Seller and/or CSI or of Buyer's rights and remedies incident to such claim. Any such offset or direction may be had in any order at Buyer's sole discretion so as to maximize its recovery. The Escrow Agent shall proceed to follow such direction."

     VI.  The following paragraphs are added to paragraph 5:

     D. In addition to the $125,000 to be paid to the Escrow Account as set forth in paragraph 5.B. above, Seller shall pay into the Escrow Account an additional Fifty Thousand Dollars ($50,000) at the Closing.

     E. The following conditions shall be fulfilled by Seller and CSI before release of any portion of the Escrow Fund from the Escrow Account to Seller or to the Guarantor under the Guaranty Agreement:

          (1) Seller shall provide a Certificate from the State Board of Equalization or other evidence satisfactory to Buyer, showing that the lien listed in Exhibit 6 as well as all other claims for Sales and Use Taxes through the date of Closing and in connection with this transaction have been paid in full.

          (2) Seller shall provide certificates or other evidence satisfactory to Buyer that all amounts of payroll withholdings and deposits required to have been made under applicable law with respect to employments of Seller through the date of Closing have been made and have been paid over to the appropriate authorities, including but not limited to, the Employment Development Department, the Franchise Tax Board, the Internal Revenue Service, and the Social Security Administration, and furthermore that all of Seller's tax returns have been filed for the years 1997, 1998 and 1999 and the amounts payable have been paid.

          (3) That no other purported liens or alleged transferee liability to Buyer by reason of this transaction have been asserted.

          (4) That Seller shall have provided to Buyer a copy of its audited Balance Sheet as at December 31, 1999. It is recognized Seller and CSI were to have provided the Balance Sheet at the Closing in order for Buyer to approve of such. Buyer is closing the transaction on the condition Buyer receives an unqualified audited Balance Sheet of Seller as at December 31, 1999. Such balance sheet shall be subject to all of the representations and warranties set forth in the Purchase Agreement as if such were attached at the Closing.

          (5) That Seller has provided to Buyer the opinion of its Counsel in form and content satisfactory to Buyer's counsel that this transaction is not subject to the California Bulk Transfer Law (Commercial Code (S)(S) 6101 et seq).

           (6) That no claim has been made by Buyer that it is entitled to any remedy on account of any breach of any of the obligations of Seller and/or CSI under the Purchase Agreement.

           (7) That Seller provides Buyer a full Satisfaction of Judgment for the judgment liens against Seller in favor of Print-O-Tape and San Diego Wholesale Credit Association.

     VII. The First Amended Escrow Agreement shall be substituted for Escrow Agreement as Exhibit 5B.

     VIII. A. The following Exhibits have been approved by the parties and affixed to this First Amendment:

           Exhibit 2.A.i.                                 Exhibit 9.F.
           Exhibit 2.A.ii.                                Exhibit 9.G.
           Exhibit 2.B.                                   Exhibit 9.H.
           Exhibit 2.C.                                   Exhibit 9.I.
           Exhibit 3.A.ii.                                Exhibit 9.K.
           Exhibit 4.B.                                   Exhibit 9.L.
           Exhibit 5.B.                                   Exhibit 12.A.b.
           Exhibit 9.A. (except for the Balance
     Sheet)

          B. The following Exhibits remain to be provided and approved: Exhibit 9.A; the audited Balance Sheet of Seller as at December 31, 1999.

          C. Reference to the following Exhibit shall be deleted: 9.E.

     IX. The last sentence of the last paragraph of Paragraph 15.C. of the Purchase Agreement is amended to provide that the $5,000 amount will not effect or offset claims of Buyer by reason of any breach related to the Balance Sheet or any Permitted Lien.

     X. Paragraph 16 of the Purchase Agreement is amended to substitute the following attorney to receive a carbon copy of notices to Seller or CSI.

                              BEN ADELMAN, ESQ.
                              836 So. Arroyo Parkway
                              Pasadena, CA  91105

                   Fax:       626-796-8852

         Service Party:       BEN ADELMAN, ESQ.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

"SELLER":                     "BUYER":


DSG, INC.                     AUTOMATIC DATA CAPTURE
                              TECHNOLOGIES, INC
a California corporation      a California corporation



By:_________________________  By:_________________________
Its ___________________       Its ___________________